UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2020

HORIZON ACQUISITION CORPORATION II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39631	98-1553406
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Steamboat Road, Suite 200 Greenwich, CT		06830
(Address of principal executive offices)		(Zip Code)

(203) 298-5300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	HZON.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	HZON	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	HZON WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2020, the Board of Directors (the “Board”) of Horizon Acquisition Corporation II (the “Company”) appointed Cindy Holland as an independent member of the Board, effective November 17, 2020. Effective November 17, 2020 Ms. Holland will serve as a Class II director and will serve on the Board’s (i) Audit Committee, (ii) Compensation Committee and (iii) Nominating and Corporate Governance Committee. The Board has determined that Ms. Holland is an independent director under applicable Securities and Exchange Commission and New York Stock Exchange rules.

Ms. Holland has over 25 years of executive and senior leadership experience in the media and film industries. She most recently served as Vice President, Original Content for Netflix, Inc. (“Netflix”). She joined Netflix in 2002 as the Director and Vice President of Content Acquisition. Previously, Ms. Holland served as Vice President of Business Development for Kozmo.com, an ecommerce company, and oversaw development, production and related agreements for feature films at Mutual Film Company and Baltimore/Spring Creek Productions.

In connection with the appointment of Ms. Holland, the Company entered into the following agreements:

•	A Letter Agreement, dated November 18, 2020 (the “Letter Agreement”), between the Company and Ms. Holland, pursuant to which Ms. Holland has agreed to: vote any Class A ordinary shares of the Company held by her in favor of the Company’s initial business combination; facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within the time period required by its amended and restated memorandum and articles of association; and certain transfer restrictions with respect to the Company’s securities.

•	An Indemnity Agreement, dated November 18, 2020 (the “Indemnity Agreement”), between the Company and Ms. Holland, providing Ms. Holland certain contractual indemnification in addition to the indemnification provided for in the Company’s amended and restated memorandum and articles of association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2020

HORIZON ACQUISITION CORPORATION II

By:	/s/ Todd Boehly
Name: Todd Boehly
Title: Chief Executive Officer and Chief Financial Officer